Supplement to the
Fidelity® Agricultural Productivity Fund and Fidelity® Water Sustainability Fund
July 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity® Water Sustainability Fund found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Brian Aronson as of July 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$97	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes Fidelity® Water Sustainability Fund ($97 (in millions) assets managed).
As of July 31, 2023, the dollar range of shares of Fidelity® Water Sustainability Fund beneficially owned by Mr. Aronson was none.

DAS-DSW-SSTK-0923-100-1.9910815.100	September 27, 2023